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                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED OCTOBER 18, 2007
            TO THE PROSPECTUS DATED APRIL 30, 2007 (AS SUPPLEMENTED)

     Recently, the IRS announced new regulations affecting 403(b) plans and arrangements. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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Boston, MA  02116